The Plan pursuant to Rule 18f-3 under the Investment
Company Act of 1940, as amended, effective March 31, 2017 is incorporated by reference to exhibit (n)(1) of post-effective amendment No. 81 to the Registration Statement filed on Form Type 485BPOS on March 30, 2017 (Accession No.
0001193125-17-104255).


Exhibit 77Q(1)